EXHIBIT 10.3

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment No. 2”) dated as of May 2, 2005 to the Revolving Credit Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation (the “Borrower”); each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Borrower, the “Obligors”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Subsidiary Guarantors, each of the lenders party thereto and the Administrative Agent are parties to an Amended and Restated Revolving Credit Agreement dated as of September 15, 2003 (as heretofore modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 2, the “Revolving Credit Agreement”). The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Revolving Credit Agreement to increase the commitment thereunder and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Revolving Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4, but effective as of the date hereof, the Revolving Credit Agreement shall be amended as follows:

2.01. General References. References in the Revolving Credit Agreement (including references to the Revolving Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Revolving Credit Agreement as amended hereby.

2.02. Defined Terms. Section 1.01 of the Revolving Credit Agreement is hereby amended as follows:

A. The following new definition shall be inserted in the appropriate alphabetical location:

“Amendment No. 2 Effective Date” means the date on which Amendment No. 2 dated as of May 2, 2005 to this Agreement shall become effective.

B. The definition of “Commitment” shall be amended by replacing the last sentence thereof with the following two sentences: “The aggregate amount of the Lenders’ Commitments is $55,000,000 as of the Amendment No. 2 Effective Date. Notwithstanding anything herein to the contrary, on January 31, 2006 JPMCB’s Commitment as then in effect shall be permanently reduced by an amount equal to $15,000,000.”

Amendment No. 2

2.02. Schedule I. Schedule I to the Revolving Credit Agreement shall be amended in its entirety and replaced with Schedule I to this Amendment No. 2.

2.03. Letters of Credit. Section 2.04(c) of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

“(c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the total LC Exposures of the Issuing Lenders (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to Section 2.04(e) and, without duplication, including the aggregate undrawn face amount of the Existing Letters of Credit and the CHEL Letters of Credit continued and outstanding hereunder as Letters of Credit pursuant to Sections 2.04(l) and 2.04(m), respectively) shall not exceed $40,000,000 and (ii) the total Credit Exposures shall not exceed the total Commitments.”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that, except as provided in Schedule 1 to the Consent and Waiver dated as of April 26, 2005, (a) the representations and warranties set forth in Article IV of the Revolving Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 2 (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) immediately before and after giving effect to the amendments set forth in Section 2 of this Amendment No. 2, no Default shall have occurred and be continuing.

Section 4. Confirmation of Security Documents. Each of the Obligors hereby confirms and ratifies all of its obligations under the Credit Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents as amended hereby to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents as amended hereby are complete and correct on the date hereof as if made on and as of the date hereof and confirms that all reference in such Security Documents as amended hereby to the “Revolving Credit Agreement” (or words of similar import) refer to the Revolving Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5. Conditions Precedent. The amendments set forth in Section 2 of this Amendment No. 2 shall become effective as of the date (which shall occur no later than May 2, 2005) upon which each of the following conditions is satisfied:

(a) Amendment No. 2. The Administrative Agent shall have received of one or more counterparts of this Amendment No. 2 executed by each of the Obligors and the Administrative Agent (with the written consent of the Required Lenders and each Lender whose Commitment hereunder is being increased as result of this Amendment No. 2).

Amendment No. 2

(b) Fees. The Borrower shall have paid all fees required to be paid by it in connection with this Amendment No. 2.

(c) Legal Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders), dated as of the effective date of Amendment No. 2, of Calfee, Halter & Griswold LLP, as counsel for the Obligors, and such other counsel to the Obligors satisfactory to the Administrative Agent, relating to the Obligors, this Amendment No. 2 and the Revolving Credit Agreement as amended hereby, in form and substance reasonably satisfactory to the Administrative Agent.

(d) Corporate Authorization. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of and any other legal matters relating to the Obligors, this Amendment No. 2, the transactions contemplated hereby and the Revolving Credit Agreement as amended hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(e) No Default. The Administrative Agent shall have received a certificate signed by the President, a Vice President or a Financial Officer of the Borrower to the effect set forth in Section 3 hereof.

Section 6. Miscellaneous. Except as herein provided, the Revolving Credit Agreement shall remain unchanged and in full force and effect. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank, N.A.) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 2. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 2

SUBSIDIARY GUARANTORS

CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART INTERNATIONAL, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART MANAGEMENT COMPANY, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART LEASING, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 2

CHART INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART ASIA, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

NEXGEN FUELING INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

COOLTEL, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

GTC OF CLARKSVILLE, LLC

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CAIRE INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 2

COASTAL FABRICATION, LLC

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 2

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Henry W. Centa
Name:	Henry W. Centa
Title:	Senior Vice President

Amendment No. 2

SCHEDULE I

Commitments

(after giving effect to this Amendment No. 2)

Lenders	Commitments ($)
General Electric Capital Corporation	24,740,000.00
JPMorgan Chase Bank, N.A.	20,000,000.00
OCM Principal Opportunities Fund II, L.P.	4,913,000.00
Carl Marks Strategic Investments, L.P.	3,000,000.00
Audax Chart, LLC	2,347,000.00

TOTAL	$55,000,000.00

Amendment No. 2

CONSENT

dated as of April 26, 2005

Re:        Chart Industries, Inc.

Reference is made to (i) the Amended and Restated Revolving Credit Agreement dated as of September 15, 2003 between Chart Industries, Inc. (the “Borrower”), the Subsidiary Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended and in effect on the date hereof, the “Revolving Credit Agreement”) and (ii) the Term Loan Agreement dated as of September 15, 2003 between the Borrower, the Subsidiary Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended and in effect on the date hereof, the “Term Loan Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”). Except as otherwise defined in this Consent, terms defined in the respective Credit Agreements are used herein as defined therein.

A. Each undersigned Lender which is a party to the Term Loan Agreement (each a “Term Lender”) hereby consents and agrees to the following:

(i) an increase of $15,000,000 in the aggregate amount of the Indebtedness permitted to be incurred under the Revolving Credit Documents as provided in Section 7.01(b) of the Term Loan Agreement from $40,000,000 to $55,000,000 (the “Revolving Credit Commitment Increase”) (and, without further action, effective upon the effectiveness of the Revolving Credit Agreement Amendment referred to below, the amount of “$40,000,000” referred to in said Section 7.01(b) shall be deemed amended to “$55,000,000);

(ii) an increase in the maximum principal or face amount of the Revolving Credit Obligations (as defined in the Collateral Agency and Intercreditor Agreement) entitled to Lien priorities under Section 3.01 of the Collateral Agency and Intercreditor Agreement, as provided in Section 3.04 thereof, from $40,000,000 to $55,000,000, in conjunction with the Revolving Credit Commitment Increase contemplated in clause (i) above (and, without further action, effective upon the effectiveness of the Revolving Credit Agreement Amendment referred to below, each reference to the amount of “$40,000,000” contained in said Section 3.04 shall be deemed amended to “$55,000,000”) (and, in that connection, each Term Lender hereby authorizes and directs the Collateral Agent party to the Collateral Agency and Intercreditor Agreement and the Administrative Agent under the Term Loan Agreement to execute this Consent acknowledging and agreeing to such amendment);

(iii) the execution and delivery by the parties thereto of an amendment to the Revolving Credit Agreement, in order to effect the increase in the commitments under the Revolving Credit Agreement contemplated above, in substantially the form of the amendment attached as Exhibit A hereto (the “Revolving Credit Agreement Amendment”), pursuant to which JPMorgan Chase Bank, N.A. (the “Incremental Revolving Credit Lender”) (but no other Lender under the Revolving Credit Agreement) shall increase its commitment under the Revolving Credit Agreement by $15,000,000 on the terms set forth therein; and

Consent

(iv) the amount of the Revolving Credit Commitment Increase (and all extensions of credit thereunder) shall be senior in all respects and prior to any Lien on the Collateral securing any of the Term Loan Obligations (as defined in the Collateral Agency and Intercreditor Agreement).

B. Each undersigned Lender which is a party to the Revolving Credit Agreement (each a “Revolving Credit Lender” and, together with each Term Lender, each a “Lender”) hereby consents and agrees to :

(i) the Revolving Credit Agreement Amendment and authorizes and directs the Administrative Agent to execute and deliver the Revolving Credit Agreement Amendment on behalf of such Lender; and

(ii) the modifications of the Collateral and Intercreditor Agreement contemplated above (and, in that connection, each Revolving Credit Lender hereby authorizes and directs the Collateral Agent party to the Collateral Agency and Intercreditor Agreement and the Administrative Agent under the Revolving Credit Agreement to execute this Consent acknowledging and agreeing to such amendment).

This Consent shall become effective upon:

(i) in the case of the Term Lenders, receipt by JPMCB as the Administrative Agent under the Credit Agreements (the “Administrative Agent”) of one or more counterparts of this Consent executed by each of the Obligors and each of the Required Lenders (as defined in the Term Loan Agreement);

(ii) in the case of the Revolving Credit Lenders, receipt by the Administrative Agent of one or more counterparts of this Consent executed by each of the Obligors and each of the Required Lenders (as defined in the Revolving Credit Agreement) but, in any event, by the Incremental Revolving Credit Lender; and

(iii) payment to the Administrative Agent for the account of each Term Lender which has executed this Consent prior to 5:00 p.m. (New York City time) Tuesday, April 26, 2005, of an upfront fee equal to 0.10% of the Loan (as defined in the Term Loan Agreement) held by such Term Lender.

This Consent shall be construed in accordance with and governed by the law of the State of New York.

Consent

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered by its proper and duly authorized officer as of the date first above written.

NAME OF LENDER:

By:
Name:
Title:

Consent

AGREED TO AND ACKNOWLEDGED BY:

CHART INDUSTRIES, INC.

By
Name:
Title:

CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

By
Name:
Title:

CHART INTERNATIONAL, INC.

By
Name:
Title:

CHART MANAGEMENT COMPANY, INC.

By
Name:
Title:

CHART LEASING, INC.

By
Name:
Title:

CHART INC.

By
Name:
Title:

CHART INTERNATIONAL HOLDINGS, INC.

By
Name:
Title:

CHART ASIA, INC.

By
Name:
Title:

NEXGEN FUELING INC.

By
Name:
Title:

COOLTEL, INC.

By
Name:
Title:

GTC OF CLARKSVILLE, LLC

By
Name:
Title:

CAIRE INC.

By
Name:
Title:

COASTAL FABRICATION, LLC

By
Name:
Title:

ACKNOWLEDGED AND AGREED: (as to the amendments to the Collateral Agency and Intercreditor Agreement contemplated above):

JPMORGAN CHASE BANK, N.A., as Revolving Credit Agent

By
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Term Loan Agent

By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By
Name:
Title: